                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

We, the undersigned directors of the Registrant, hereby severally constitute and appoint Marjorie S. Holsinger our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1998, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.


  Signature                  Title                    Date



/s/ John Chirtea                       Director           February 24, 1999
-----------------------------

John Chirtea

/s/ Susan D. Goff              Director                   February 24, 1999
-----------------------------
Susan D. Goff

/s/ Solomon Graham             Director                   February 24, 1999
-----------------------------
Solomon Graham

                               Director
-----------------------------
Gilbert L. Hardesty

/s/ Joyce R. Hawkins           Director                   February 24, 1999
-----------------------------
Joyce R. Hawkins

/s/ Thomas O. Keech            Director                   February 24, 1999
-----------------------------
Thomas O. Keech

/s/ Charles F. Mess            Director                   February 24, 1999
-----------------------------
Charles F. Mess

                               Director
-----------------------------
Robert L. Mitchell

/s/ Robert L. Orndorff, Jr.    Director                   February 24, 1999
-----------------------------
Robert L. Orndorff, Jr.

/s/ David E. Rippeon           Director                   February 24, 1999
-----------------------------
David E. Rippeon

/s/ Lewis R. Schumann          Director                   February 24, 1999
-----------------------------
Lewis R. Schumann
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